Commitments and Contingencies	9 Months Ended
Sep. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

17. Commitments and Contingencies

Letters of Credit

As of September 30, 2022 and December 31, 2021, the Company was required to maintain nine standby letters of credit totaling $9,348 and $9,023, respectively, to support obligations of certain Company subsidiaries. These letters of credit were issued in favor of a lender, utilities, a governmental agency, and an independent system operator under PPA electrical interconnection agreements, and in place of a debt service reserve. There have been no draws to date on these letters of credit.

Purchase Options

The Company has two contracts with customers to provide CNG for periods of seven and ten years, respectively. The customers have an option to terminate the contracts and purchase the Company’s CNG Fueling Station at the customers’ sites for a fixed amount that declines annually.

In July 2015, the Company entered into a ten year fuel sales agreement with a customer that included the construction of a CNG Fueling Station owned and managed by the Company on the customer’s premises. At the end of the contract term, the customer has an option to purchase the CNG Fueling Station for a fixed amount. The cost of the CNG Fueling Station was recorded to Property, plant, and equipment and is being depreciated over the contract term.

Legal Matters

The Company is involved in various claims arising in the normal course of business. Management believes that the outcome of these claims will not have a material adverse effect on the Company’s financial position, results of operations or cash flows.